UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

                                 SMITH BARNEY
                                  FUNDS, INC.
                             LARGE CAP VALUE FUND

            STYLE PURE SERIES  | ANNUAL REPORT | DECEMBER 31, 2003



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

[PHOTO]

John B. Cunningham


JOHN B. CUNNINGHAM
PORTFOLIO MANAGER

       Style Pure Series
 [GRAPHIC]

 Annual Report . December 31, 2003

 SMITH BARNEY FUNDS, INC.
 LARGE CAP VALUE FUND

      JOHN B. CUNNINGHAM

      John B. Cunningham, CFA, has more than 16 years of securities business experience. Mr. Cunningham holds a BA from University of Virginia and an MBA from The Amos Tuck School at Dartmouth College.

      FUND OBJECTIVE

      The fund seeks long-term growth of capital with current income by employing a disciplined stock selection process for undervalued stocks of established, well recognized but temporarily out of favor companies.

      FUND FACTS

      FUND INCEPTION*
      -----------------
      May 18, 1967


       *On February 26, 1972, an affiliate of Citigroup Global Markets Inc.
        assumed management of the Large Cap Value Fund.



What's Inside

Letter from the Chairman..............................................  1
Manager Overview......................................................  2
Fund Performance......................................................  5
Historical Performance................................................  6
Schedule of Investments...............................................  7
Statement of Assets and Liabilities................................... 11
Statement of Operations............................................... 12
Statements of Changes in Net Assets................................... 13
Notes to Financial Statements......................................... 14
Financial Highlights.................................................. 19
Independent Auditors' Report.......................................... 23
Additional Information................................................ 24
Tax Information....................................................... 27

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

At the start of the fund's fiscal year in January 2003, the domestic economy and stock market were dominated by uncertainty stemming from growing geopolitical tensions, especially the run-up to the war in Iraq. By March of 2003, business and economic fundamentals began to show signs that the bear market for stocks that had dominated the previous three years was finally nearing an end. As the year progressed, new federal tax legislation provided a significant near-term tax cut for consumers, businesses and investors while key interest rates continued to hover near record lows. These factors, among others, contributed to a broad stock market rally that produced significant gains for many sectors of the economy.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund
In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 14, 2004

                1 Smith Barney Funds, Inc. | 2003 Annual Report

                               MANAGER OVERVIEW

Performance Review
For the 12 months ended December 31, 2003, Class A shares of the Smith Barney Funds, Inc. -- Large Cap Value Fund, excluding sales charges, returned 30.05%. These shares performed better than two of the fund's three unmanaged benchmarks, the S&P 500 Index/i/ and the Russell 1000 Value Index,/ii/ which returned 28.67% and 30.03%, respectively, for the same period, but worse than the S&P 500 Barra Value Index,/iii/ which returned 31.79% for the same period. They also outperformed the fund's Lipper large-cap value funds category average, which was 28.40% for the same period./1/

Market Review
The U.S. equity market finally reversed course in 2003 after three years of negative returns. All the major indices posted double-digit gains, with the S&P 500 Index returning 28.67% and the Nasdaq Composite Index/iv/ rebounding 50.01%. Many investors were rewarded handsomely for taking risks during the year, as evidenced by the Nasdaq's strong return. Aggressive monetary and fiscal stimulus spurred market participants to focus on more risky stocks that had underperformed significantly in prior years. These "higher-beta"/v/ stocks led the market's rebound in 2003. Continued signs of an economic recovery helped to sustain equity market gains and to increase market breadth as the year progressed.

The equity market did not begin to accelerate until the second quarter when the S&P 500 Index gained 15.40%, its best quarterly performance in more than five years. Investors responded to a number of positive developments, including significant progress in the war in Iraq, a rebound in consumer confidence and improved corporate profits. At the same time, the Federal Reserve lowered the federal funds rate/vi/ another quarter of a percent to 1.0%, a 45-year low. Longer-term yields followed suit as the ten-year U.S. Treasury note's yield also fell to a 45-year low in June. Fiscal policy remained stimulative as the U.S. Congress passed a $350 billion tax reduction package that included rate reductions on capital gains and dividends.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended December 31, 2003, calculated among the 391 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.


                             PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2003
                           (excluding sales charges)

                          6 Months 12 Months
Class A Shares             15.58%    30.05%
S&P 500 Index              15.14%    28.67%
S&P 500 Barra Value Index  17.36%    31.79%
Russell 1000 Value Index   16.55%    30.03%
Lipper Large-Cap Value
  Funds Category Average   15.68%    28.40%

  All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

  Class A shares returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 15.18%, Class L shares returned 15.11% and Class Y shares returned 15.78% over the six months ended December 31, 2003. Excluding sales charges, Class B shares returned 29.08%, Class L shares returned 29.01% and Class Y shares returned 30.53% over the 12 months ended December 31, 2003.

  All index performance reflects no deduction for fees, expenses or taxes. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The S&P 500 Barra Value is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. Please note that an investor cannot invest directly in an index.

  Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 416 funds for the six-month period and among the 391 funds for the 12-month period, in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

  After a relatively quiet third quarter, the S&P 500 Index surged again in the fourth quarter of 2003. Continued signs of economic growth and strong corporate profits fueled the market. Increased merger and acquisition activity also helped push stocks higher. Market breadth increased noticeably during the last three months of the year as several economically sensitive groups outperformed.

                2 Smith Barney Funds, Inc. | 2003 Annual Report

For the full year, technology stocks led the market's rebound, accounting for about one-quarter of the S&P 500 Index's return. Within the S&P 500 Index, the technology sector gained over 45%, followed by materials and financials. All sectors of the S&P 500 Index posted positive returns for the year, but telecommunications stocks lagged; the telecommunications services sector of the S&P 500 Index posted the smallest gain among the 10 sectors in the Index in 2003.

Highlights
Sectors that contributed most to the fund's performance for the year included financials, technology and consumer discretionary. Within the financials sector, the fund benefited from an overweight position in capital-markets sensitive stocks, including shares of stockbrokers and securities processors. These stocks rallied strongly as investors responded to increased capital markets activity and more favorable market conditions. Merrill Lynch & Co., Inc., the fund's largest position among that group, appreciated significantly last year. One of the fund's regional bank holdings, FleetBoston Financial Corp., reacted quite positively to Bank of America Corp.'s agreement to purchase the company.

Similar to the broad market, technology stocks also provided a boost to fund performance. In particular, the fund's exposure to telecommunications equipment and hardware stocks contributed noticeably to fund performance during the period. Several of these stocks, such as Lucent Technologies Inc. and Comverse Technology, Inc., rebounded strongly from depressed levels in 2002. Within the consumer discretionary sector, McDonald's Corp. and The Home Depot, Inc. also rallied from oversold conditions at the beginning of the year. McDonalds benefited from new product introductions that aided same-store sales; Home Depot's stock responded to an improving economy and new management initiatives. The fund's top contributor for the period was its position in consumer staples giant Altria Group, Inc. (formerly Philip Morris Companies), the producer of Marlboro cigarettes and majority owner of Kraft Foods, followed by its holding of aluminum giant Alcoa Inc. in the materials sector.

Three of the fund's sectors that lagged last year included healthcare, telecommunications and utilities. The fact that utilities lagged in a year when the equity markets rebounded strongly we feel was not a surprise, given the group's lower growth prospects. Within the healthcare sector, all of our large-cap pharmaceutical holdings underperformed. Pharmaceutical stocks in general were hurt last year due to concerns about patent expirations and a slowing pipeline of new drugs. In particular, two of the fund's holdings that detracted from performance included Schering-Plough Corp. and Merck & Co., Inc. Schering-Plough suffered from the expiration of its Claritin allergy drug patent as well as increased competition in the hepatitis market. Merck suffered after terminating two drugs in late-stage development. We continue to hold both of these stocks as well as Pfizer Inc., our largest pharmaceutical holding. Tenet Healthcare Corp., a hospital stock that we sold earlier in the year, also penalized performance.

Unlike technology, the telecommunications sector did not rebound last year. Concerns about increased competition on all fronts continue to worry investors. In addition to existing wireline and wireless competitors, the group faces renewed competition from cable companies in the form of cable telephony. Although cable telephony is in the early stages of adoption, its impact will likely lead to continued deflationary pressures in the sector. The traditional regional Bell operating companies ("RBOCs") plan to compete more effectively by bundling services to consumers and cutting costs. Excess capacity in the industry may lead to further consolidation, particularly in the wireless sector. AT&T Corp., Verizon Communications Inc. and SBC Communications Inc. were three of the fund's telecommunications holdings that underperformed last year, with AT&T as the fund's biggest detractor for the period. We continued to hold each of these stocks based on what we believe to be their favorable valuations and strong cash flows.

Another significant detractor from performance was the fund's position in supermarket chain Safeway, Inc., in the consumer staples sector.

                3 Smith Barney Funds, Inc. | 2003 Annual Report

We have taken advantage of recent strength in the U.S. equity market to reduce selected positions as a result of increased valuations, particularly in the technology sector. Given our favorable view of the economy, we have added some additional cyclical exposure to the portfolio. We also continue to focus on what we feel are high-quality stocks that lagged last year, which has led us to increase our weighting in consumer staples and healthcare, particularly the pharmaceutical stocks.

Thank you for your investment in the Smith Barney Funds, Inc. -- Large Cap Value Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ John B. Cunningham
John B. Cunningham, CFA
Vice President

January 14, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Pfizer Inc. (2.8%); Altria Group, Inc. (2.8%); Hewlett-Packard Co. (2.2%); BP PLC, Sponsored ADR (2.1%); American International Group, Inc. (2.0%); ChevronTexaco Corp. (1.9%); Alcoa Inc. (1.9%); Total S.A., Sponsored ADR (1.8%); Verizon Communications Inc. (1.8%); U.S. Bancorp (1.7%). Please refer to pages 7 through 10 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

/i/ The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/ii/ The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. Please note that an investor cannot invest directly in an index.
/iii/ The S&P 500 Barra Value is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
/iv/ The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
/v/ Beta measures the sensitivity of the fund to the movements of its benchmark.
/vi/ The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

                4 Smith Barney Funds, Inc. | 2003 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)



                                      Without Sales Charges/(1)/
                                    -------------------------------
                                    Class A Class B Class L Class Y
-------------------------------------------------------------------
Twelve Months Ended 12/31/03         30.05%  29.08%  29.01%  30.53%
------------------------------------------------------------------
Five Years Ended 12/31/03            (0.44)  (1.23)  (1.22)  (0.10)
------------------------------------------------------------------
Ten Years Ended 12/31/03              7.80     N/A    6.96     N/A
------------------------------------------------------------------
Inception* through 12/31/03          10.79    8.08    7.71    6.59
------------------------------------------------------------------
                                        With Sales Charges/(2)/
                                    -------------------------------
                                    Class A Class B Class L Class Y
-------------------------------------------------------------------
Twelve Months Ended 12/31/03         23.51%  24.08%  26.69%  30.53%
------------------------------------------------------------------
Five Years Ended 12/31/03            (1.45)  (1.40)  (1.42)  (0.10)
------------------------------------------------------------------
Ten Years Ended 12/31/03              7.25     N/A    6.86     N/A
------------------------------------------------------------------
Inception* through 12/31/03          10.60    8.08    7.61    6.59
------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                             Without Sales Charges/(1)/
-----------------------------------------------------------------------
Class A (12/31/93 through 12/31/03)                   111.86%
---------------------------------------------------------------------
Class B (Inception* through 12/31/03)                 103.63
---------------------------------------------------------------------
Class L (12/31/93 through 12/31/03)                    96.05
---------------------------------------------------------------------
Class Y (Inception* through 12/31/03)                  65.53
---------------------------------------------------------------------

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
* The inception dates for Class A, B, L and Y shares are May 18, 1967, November 7, 1994, December 2, 1992 and February 6, 1996, respectively.


                5 Smith Barney Funds, Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)

Value of $10,000 Invested in Class A Shares of the Large Cap Value Fund vs. the Russell 1000 Value Index, S&P 500 Barra Value Index and S&P 500 Index+
--------------------------------------------------------------------------------
                        December 1993 -- December 2003

                                    [CHART]

         Large Cap Value Fund -   Russell 1000   S&P 500 Barra
           Class A Shares         Value Index     Value Index   S&P 500 Index
         ----------------------   ------------   -------------  -------------
12/1993        $ 9,500            $10,000           $10,000        $10,000
12/1994          9,090              9,801             9,937         10,132
12/1995         12,095             13,559            13,614         13,934
12/1996         14,038             16,493            16,607         17,132
12/1997         17,949             22,295            21,586         22,847
12/1998         20,571             25,781            24,753         29,413
12/1999         20,383             30,522            27,901         35,600
12/2000         23,018             32,662            29,598         32,359
12/2001         20,990             30,835            26,132         28,516
12/2002         15,476             26,046            20,683         22,215
12/2003         20,127             33,868            27,259         28,584


+ Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1993, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2003. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The S&P 500 Barra Value Index is a market capitalization-weighted index of securities in the S&P 500 having lower price-to-book ratios. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                6 Smith Barney Funds, Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003


  SHARES                       SECURITY                        VALUE
---------------------------------------------------------------------------
COMMON STOCK -- 97.1%
Aerospace and Defense -- 2.9%
    195,600 The Boeing Co.                                 $   8,242,584
    114,500 Lockheed Martin Corp.                              5,885,300
     81,500 United Technologies Corp.                          7,723,755
------------------------------------------------------------------------
                                                              21,851,639
------------------------------------------------------------------------
Banks -- 9.3%
    107,900 Bank of America Corp.                              8,678,397
    350,600 The Bank of New York Co., Inc.                    11,611,872
    268,800 FleetBoston Financial Corp.                       11,733,120
    440,700 U.S. Bancorp                                      13,124,046
    204,300 Wachovia Corp.                                     9,518,337
    192,600 Washington Mutual, Inc.                            7,727,112
    131,600 Wells Fargo & Co.                                  7,749,924
------------------------------------------------------------------------
                                                              70,142,808
------------------------------------------------------------------------
Chemicals -- 0.7%
    117,100 The Dow Chemical Co.                               4,867,847
------------------------------------------------------------------------
Commercial Services and Supplies -- 2.0%
    138,400 Avery Dennison Corp.                               7,753,168
    241,600 Waste Management, Inc.                             7,151,360
------------------------------------------------------------------------
                                                              14,904,528
------------------------------------------------------------------------
Communications Equipment -- 3.4%
    485,300 3Com Corp.+                                        3,964,901
    284,700 Comverse Technology, Inc.+                         5,007,873
  2,575,300 Lucent Technologies Inc.+                          7,313,852
    556,900 Nokia Oyj, Sponsored ADR                           9,467,300
------------------------------------------------------------------------
                                                              25,753,926
------------------------------------------------------------------------
Computers and Peripherals -- 4.5%
    728,600 Hewlett-Packard Co.                               16,735,942
     79,100 International Business Machines Corp.              7,330,988
  2,071,700 Sun Microsystems, Inc.+                            9,301,933
------------------------------------------------------------------------
                                                              33,368,863
------------------------------------------------------------------------
Diversified Financials -- 8.8%
    184,000 American Express Co.                               8,874,320
     90,800 The Goldman Sachs Group, Inc.                      8,964,684
    249,800 J.P. Morgan Chase & Co.                            9,175,154
    413,500 MBNA Corp.                                        10,275,475
    208,500 Merrill Lynch & Co., Inc.                         12,228,525
    154,500 Morgan Stanley                                     8,940,915
    330,400 Waddell & Reed Financial, Inc., Class A Shares     7,751,184
------------------------------------------------------------------------
                                                              66,210,257
------------------------------------------------------------------------
Diversified Telecommunication -- 4.4%
    367,000 AT&T Corp.                                         7,450,100
    480,100 SBC Communications Inc.                           12,516,207
    375,400 Verizon Communications Inc.                       13,169,032
------------------------------------------------------------------------
                                                              33,135,339
------------------------------------------------------------------------

                      See Notes to Financial Statements.

                7 Smith Barney Funds, Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003


  SHARES                    SECURITY                       VALUE
-----------------------------------------------------------------------
Electric Utilities -- 2.4%
   265,900 FirstEnergy Corp.                           $   9,359,680
    22,400 PPL Corp.                                         980,000
   164,000 Progress Energy, Inc.                           7,422,640
--------------------------------------------------------------------
                                                          17,762,320
--------------------------------------------------------------------
Electronic Equipment and Instruments -- 1.7%
   362,100 Celestica Inc.+                                 5,456,847
 1,242,500 Solectron Corp.+                                7,343,175
--------------------------------------------------------------------
                                                          12,800,022
--------------------------------------------------------------------
Energy Equipment and Services -- 4.8%
   375,100 ENSCO International Inc.                       10,191,467
   290,100 GlobalSantaFe Corp.                             7,203,183
   191,300 Nabors Industries, Ltd.+                        7,938,950
   458,600 Transocean Inc.+                               11,010,986
--------------------------------------------------------------------
                                                          36,344,586
--------------------------------------------------------------------
Food and Drug Retailing -- 3.3%
   695,000 The Kroger Co.+                                12,864,450
   548,000 Safeway, Inc.+                                 12,006,680
--------------------------------------------------------------------
                                                          24,871,130
--------------------------------------------------------------------
Food Products -- 1.4%
   326,400 Kraft Foods Inc.                               10,516,608
--------------------------------------------------------------------
Healthcare Provider and Services -- 1.6%
   272,600 HCA Inc.                                       11,710,896
--------------------------------------------------------------------
Hotels Restaurants and Leisure -- 1.7%
   504,700 McDonald's Corp.                               12,531,701
--------------------------------------------------------------------
Household Durables -- 0.8%
   262,500 Newell Rubbermaid Inc.                          5,977,125
--------------------------------------------------------------------
Household Products -- 1.6%
   200,600 Kimberly-Clark Corp.                           11,853,454
--------------------------------------------------------------------
Industrial Conglomerates -- 1.7%
   382,200 Honeywell International Inc.                   12,776,946
--------------------------------------------------------------------
Insurance -- 5.5%
   225,700 American International Group, Inc.             14,959,396
    87,700 The Hartford Financial Services Group, Inc.     5,176,931
   197,700 Loews Corp.                                     9,776,265
   199,500 The St. Paul Cos., Inc.                         7,910,175
    45,200 XL Capital Ltd., Class A Shares                 3,505,260
--------------------------------------------------------------------
                                                          41,328,027
--------------------------------------------------------------------
Media -- 4.0%
   208,800 Comcast Corp., Class A Shares+                  6,863,256
   226,600 Comcast Corp., Special Class A Shares+          7,088,048
   997,600 Liberty Media Corp., Class A Shares+           11,861,464
   226,000 Time Warner Inc.+                               4,065,740
--------------------------------------------------------------------
                                                          29,878,508
--------------------------------------------------------------------
Metals and Mining -- 1.9%
   381,600 Alcoa Inc.                                     14,500,800
--------------------------------------------------------------------

                      See Notes to Financial Statements.

                8 Smith Barney Funds, Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003

  SHARES                          SECURITY                             VALUE
--------------------------------------------------------------------------------
Multi-Line Retail -- 3.0%
   140,500 Costco Wholesale Corp.+                                 $   5,223,790
   159,000 Federated Department Stores, Inc.                           7,493,670
   250,100 Target Corp.                                                9,603,840
--------------------------------------------------------------------------------
                                                                      22,321,300
--------------------------------------------------------------------------------
Multi-Utilities -- 1.2%
   423,500 NiSource Inc.                                               9,291,590
--------------------------------------------------------------------------------
Oil and Gas -- 5.8%
   315,100 BP PLC, Sponsored ADR                                      15,550,185
   169,200 ChevronTexaco Corp.                                        14,617,188
   147,000 Total S.A., Sponsored ADR                                  13,598,970
--------------------------------------------------------------------------------
                                                                      43,766,343
--------------------------------------------------------------------------------
Paper and Forest Products -- 1.6%
   279,000 International Paper Co.                                    12,027,690
--------------------------------------------------------------------------------
Pharmaceuticals -- 7.6%
   143,600 Johnson & Johnson                                           7,418,376
   230,500 Merck & Co. Inc.                                           10,649,100
   605,300 Pfizer Inc.                                                21,385,249
   531,300 Schering-Plough Corp.                                       9,239,307
   205,000 Wyeth                                                       8,702,250
--------------------------------------------------------------------------------
                                                                      57,394,282
--------------------------------------------------------------------------------
Real Estate -- 1.3%
   326,900 Equity Office Properties Trust                              9,365,685
--------------------------------------------------------------------------------
Software -- 1.7%
   325,400 Microsoft Corp.                                             8,961,516
   384,700 Novell, Inc.+                                               4,047,044
--------------------------------------------------------------------------------
                                                                      13,008,560
--------------------------------------------------------------------------------
Specialty Retail -- 1.1%
   231,500 The Home Depot, Inc.                                        8,215,935
--------------------------------------------------------------------------------
Tobacco -- 4.0%
   379,700 Altria Group, Inc.                                         20,663,274
   159,200 R.J. Reynolds Tobacco Holdings, Inc.                        9,257,480
--------------------------------------------------------------------------------
                                                                      29,920,754
--------------------------------------------------------------------------------
Wireless Telecommunication Services -- 1.4%
 1,356,800 AT&T Wireless Services Inc.+                               10,840,832
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $604,252,147)                                    729,240,301
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.5%
Multimedia -- 1.5%
   363,300 The News Corp. Ltd., Sponsored ADR (Cost -- $8,392,593)    10,989,825
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.


                9 Smith Barney Funds, Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003


   FACE
  AMOUNT                                                    SECURITY                                                    VALUE
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
$10,726,000 Merrill Lynch & Co., Inc., 0.820% due 1/2/04; Proceeds at maturity -- $10,726,489; (Fully collateralized by various U.S. government agency obligations, 6.125% to 8.125% due 8/15/07 to 2/15/23;
              Market value -- $10,940,551) (Cost -- $10,726,000)                                                     $ 10,726,000
---------------------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost -- $623,370,740*)                                                                                  $750,956,126
---------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is $625,984,057.

  Abbreviation used in this schedule:
  ADR -- American Depositary Receipt

                      See Notes to Financial Statements.

               10 Smith Barney Funds, Inc. | 2003 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2003


ASSETS:
  Investments, at value (Cost -- $623,370,740)                $750,956,126
  Cash                                                                 167
  Dividends and interest receivable                              1,206,205
  Receivable for Fund shares sold                                  221,785
  Other assets                                                       5,710
--------------------------------------------------------------------------
  Total Assets                                                 752,389,993
--------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares reacquired                               757,190
  Management fee payable                                           361,676
  Distribution plan fees payable                                    89,180
  Accrued expenses                                                 203,009
--------------------------------------------------------------------------
  Total Liabilities                                              1,411,055
--------------------------------------------------------------------------
Total Net Assets                                              $750,978,938
--------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                 $    508,609
  Capital paid in excess of par value                          706,237,927
  Undistributed net investment income                              232,779
  Accumulated net realized loss from investment transactions   (83,585,763)
  Net unrealized appreciation of investments                   127,585,386
--------------------------------------------------------------------------
Total Net Assets                                              $750,978,938
--------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                       28,653,329
--------------------------------------------------------------------------
  Class B                                                        3,785,190
--------------------------------------------------------------------------
  Class L                                                        6,309,902
--------------------------------------------------------------------------
  Class Y                                                       12,112,512
--------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                    $14.77
--------------------------------------------------------------------------
  Class B *                                                         $14.74
--------------------------------------------------------------------------
  Class L  *                                                        $14.74
--------------------------------------------------------------------------
  Class Y (and redemption price)                                    $14.77
--------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value
   per share)                                                       $15.55
--------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value
   per share)                                                       $14.89
--------------------------------------------------------------------------

* Redemption price is NAV of Class B and L shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

                      See Notes to Financial Statements.

               11 Smith Barney Funds, Inc. | 2003 Annual Report

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2003


INVESTMENT INCOME:
  Dividends                                                   $ 15,811,595
  Interest                                                         250,682
  Less: Foreign withholding tax                                   (123,811)
--------------------------------------------------------------------------
  Total Investment Income                                       15,938,466
--------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                        4,012,567
  Distribution plan fees (Note 5)                                2,184,461
  Shareholder servicing fees (Note 5)                              442,723
  Shareholder communications (Note 5)                               50,799
  Audit and legal                                                   50,651
  Custody                                                           49,730
  Registration fees                                                 26,154
  Directors' fees                                                    8,955
  Other                                                             15,583
--------------------------------------------------------------------------
  Total Expenses                                                 6,841,623
--------------------------------------------------------------------------
Net Investment Income                                            9,096,843
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Investment Transactions (excluding
  short-term investments):
   Proceeds from sales                                         432,294,794
   Cost of securities sold                                     419,546,059
--------------------------------------------------------------------------
  Net Realized Gain                                             12,748,735
--------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
   Beginning of year                                           (24,481,207)
   End of year                                                 127,585,386
--------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                      152,066,593
--------------------------------------------------------------------------
Net Gain on Investments                                        164,815,328
--------------------------------------------------------------------------
Increase in Net Assets From Operations                        $173,912,171
--------------------------------------------------------------------------

                      See Notes to Financial Statements.

               12 Smith Barney Funds, Inc. | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,


                                                                  2003           2002
-------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                      $   9,096,843  $   13,535,029
  Net realized gain (loss)                                      12,748,735     (91,363,495)
  Increase (decrease) in net unrealized appreciation           152,066,593    (224,331,082)
------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations            173,912,171    (302,159,548)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6):
  Net investment income                                         (9,463,905)    (12,924,003)
------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders     (9,463,905)    (12,924,003)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sales                                       50,952,468     109,633,590
  Net asset value of shares issued for reinvestment of
   dividends                                                     5,910,516       8,611,184
  Cost of shares reacquired                                   (200,095,609)   (260,652,146)
------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions         (143,232,625)   (142,407,372)
------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                               21,215,641    (457,490,923)

NET ASSETS:
  Beginning of year                                            729,763,297   1,187,254,220
------------------------------------------------------------------------------------------
  End of year*                                               $ 750,978,938  $  729,763,297
------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                $232,779        $814,443
------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

               13 Smith Barney Funds, Inc. | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Large Cap Value Fund ("Fund"), a separate investment fund of the Smith Barney Funds, Inc. ("Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company consists of this Fund and two other separate investment funds: U.S. Government Securities Fund and Short-Term Investment Grade Bond Fund (formerly known as Short-Term High Grade Bond Fund). The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends quarterly and capital gains, if any, at least annually; (h) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change; ( k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.60% on the Fund's average daily net assets up to $500 million, 0.55% on the next $500 million and 0.50% on the Fund's average daily net assets in excess of $1.0 billion. These fees are calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type

               14 Smith Barney Funds, Inc. | 2003 Annual Report of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2003, the Fund paid transfer agent fees of $371,754 to CTB.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2003, CDSCs paid to CGM and sales charges received by CGM, were approximately as follows:

                                    Class A  Class B Class L
-------------------------------------------------------------
CDSCs                                     -- $90,000 $  5,000
-------------------------------------------------------------
Sales charges                       $137,000      --  221,000
-------------------------------------------------------------

For the year ended December 31, 2003, CGM and its affiliates did not receive any brokerage commissions.

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

-------------------------------------------------
Purchases                           $313,066,770
-------------------------------------------------
Sales                                432,294,794
-------------------------------------------------

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

------------------------------------------------
Gross unrealized appreciation       $133,878,315
Gross unrealized depreciation         (8,906,246)
------------------------------------------------
Net unrealized appreciation         $124,972,069
------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and the custodian take possession of ) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

               15 Smith Barney Funds, Inc. | 2003 Annual Report

5. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended December 31, 2003, total Rule 12b-1 Distribution Plan fees were as follows:

                                    Class A  Class B  Class L
--------------------------------------------------------------
Rule 12b-1 Distribution Plan Fees   $938,413 $518,721 $727,327
--------------------------------------------------------------

For the year ended December 31, 2003, total Shareholder Servicing fees were as follows:

                                    Class A  Class B Class L Class Y Class Z
----------------------------------------------------------------------------
Shareholder Servicing Fees          $290,423 $70,949 $80,957   $151    $243
----------------------------------------------------------------------------

For the year ended December 31, 2003, total Shareholder Communication expenses were as follows:

                                    Class A  Class B Class L Class Y Class Z
----------------------------------------------------------------------------
Shareholder Communication Expenses   $26,922  $9,679  $8,638   $34   $5,526
----------------------------------------------------------------------------

6. Distributions Paid to Shareholders by Class

                                       Year Ended        Year Ended
                                    December 31, 2003 December 31, 2002
-----------------------------------------------------------------------
Net Investment Income
Class A                                $5,361,027        $ 6,403,838
Class B                                   316,787            355,584
Class L                                   472,806            444,405
Class Y                                 2,734,099          3,367,280
Class Z                                   579,186          2,352,896
-----------------------------------------------------------------------
Total                                  $9,463,905        $12,924,003
-----------------------------------------------------------------------

7. Capital Shares

At December 31, 2003, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

               16 Smith Barney Funds, Inc. | 2003 Annual Report

Transactions in shares of each class were as follows:

                             Year Ended                          Year Ended
                          December 31, 2003                  December 31, 2002
                     --------------------------          -------------------------
                        Shares            Amount           Shares        Amount
-----------------------------------------------------------------------------------
Class A
Shares sold            1,132,285      $  14,270,864       1,318,956  $  18,593,187
Shares issued on
 reinvestment            357,789          4,520,304         433,717      5,478,720
Shares reacquired     (4,328,433)       (53,835,576)     (7,862,356)  (105,799,585)
-----------------------------------------------------------------------------------
Net Decrease          (2,838,359)     $ (35,044,408)     (6,109,683) $ (81,727,678)
-----------------------------------------------------------------------------------
Class B
Shares sold              365,032      $   4,603,409         513,740  $   6,943,703
Shares issued on
 reinvestment             23,309            290,184          27,838        328,759
Shares reacquired     (1,251,321)       (15,455,603)     (1,464,467)   (19,303,658)
-----------------------------------------------------------------------------------
Net Decrease            (862,980)     $ (10,562,010)       (922,889) $ (12,031,196)
-----------------------------------------------------------------------------------
Class L
Shares sold            1,837,375      $  23,161,142         522,583  $   7,226,603
Shares issued on
 reinvestment             33,305            420,148          34,593        411,791
Shares reacquired     (1,040,157)       (12,854,475)     (1,485,329)   (19,748,659)
-----------------------------------------------------------------------------------
Net Increase
 (Decrease)              830,523      $  10,726,815        (928,153) $ (12,110,265)
-----------------------------------------------------------------------------------
Class Y
Shares sold              282,418      $   3,697,335       4,030,821  $  58,617,924
Shares issued on
 reinvestment              7,830            100,694           3,522         39,018
Shares reacquired       (154,614)        (1,942,086)     (7,192,858)   (91,949,184)
-----------------------------------------------------------------------------------
Net Increase
 (Decrease)              135,634      $   1,855,943      (3,158,515) $ (33,292,242)
-----------------------------------------------------------------------------------
Class Z*
Shares sold              472,325      $   5,219,718       1,275,895  $  18,252,173
Shares issued on
 reinvestment             52,653            579,186         185,263      2,352,896
Shares reacquired    (10,282,447)      (116,007,869)     (1,855,680)   (23,851,060)
-----------------------------------------------------------------------------------
Net Decrease          (9,757,469)     $(110,208,965)       (394,522) $  (3,245,991)
-----------------------------------------------------------------------------------

*As of April 21, 2003, Class Z shares were fully redeemed.

8. Capital Loss Carryforward
At December 31, 2003, the Fund had, for Federal income tax purposes, approximately $80,881,000 of unused capital loss carryforwards available to offset future capital gains, expiring on December 31, 2010. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

9. Income Tax Information and Distributions to Shareholders

The tax basis components of distributable earnings at December 31 were:

                                        2003         2002
-------------------------------------------------------------
Undistributed ordinary income          $253,261     $835,475
------------------------------------------------------------
Accumulated capital losses          (80,880,908) (96,239,255)
------------------------------------------------------------
Unrealized appreciation
 (depreciation)                     124,972,069  (24,699,514)
------------------------------------------------------------

               17 Smith Barney Funds, Inc. | 2003 Annual Report

For the years ended December 31, 2003 and December 31, 2002, the differences between book basis and tax basis unrealized appreciation and depreciation were attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31 was:

                                       2003       2002
----------------------------------------------------------
Ordinary income                     $9,463,905 $12,924,003
----------------------------------------------------------

10. Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

11. Subsequent Event

Effective February 2, 2004, the 1.00% initial sales charge on Class L shares will no longer be imposed.

               18 Smith Barney Funds, Inc. | 2003 Annual Report

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                           2003/(1)/ 2002/(1)/  2001/(1)/  2000/(1)/ 1999/(1)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.52    $15.86     $17.59     $17.00    $18.28
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.17      0.19       0.18       0.20      0.20
 Net realized and unrealized gain (loss)     3.26     (4.34)     (1.73)      1.98     (0.37)
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          3.43     (4.15)     (1.55)      2.18     (0.17)
---------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.18)    (0.19)     (0.18)     (0.20)    (0.20)
 Net realized gains                            --        --         --      (1.39)    (0.85)
 Capital                                       --        --         --         --     (0.06)
---------------------------------------------------------------------------------------------
Total Distributions                         (0.18)    (0.19)     (0.18)     (1.59)    (1.11)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $14.77    $11.52     $15.86     $17.59    $17.00
---------------------------------------------------------------------------------------------
Total Return                                30.05%   (26.27)%    (8.81)%    12.92%    (0.91)%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $423,274  $362,753   $596,386   $704,463  $744,405
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.94%     0.94%      0.89%      0.90%     0.90%
 Net investment income                       1.38      1.41       1.11       1.18      1.09
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        47%      122%        25%        31%       34%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

               19 Smith Barney Funds, Inc. | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                           2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $11.49    $15.82    $17.53     $16.94    $18.21
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.07      0.08      0.04       0.07      0.06
 Net realized and unrealized gain (loss)    3.26     (4.34)    (1.71)      1.96     (0.37)
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         3.33     (4.26)    (1.67)      2.03     (0.31)
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.08)    (0.07)    (0.04)     (0.05)    (0.05)
 Net realized gains                           --        --        --      (1.39)    (0.85)
 Capital                                      --        --        --         --     (0.06)
------------------------------------------------------------------------------------------
Total Distributions                        (0.08)    (0.07)    (0.04)     (1.44)    (0.96)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $14.74    $11.49    $15.82     $17.53    $16.94
------------------------------------------------------------------------------------------
Total Return                               29.08%   (26.92)%   (9.55)%    12.01%    (1.66)%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $55,782   $53,428   $88,121   $103,442  $118,477
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.77%     1.76%     1.74%      1.68%     1.67%
 Net investment income                      0.55      0.59      0.26       0.39      0.32
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       47%      122%       25%        31%       34%
------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

               20 Smith Barney Funds, Inc. | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                           2003/(1)/ 2002/(1)/ 2001/(1)/  2000/(1)/ 1999/(1)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $11.50    $15.83     $17.55     $16.95   $18.22
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.07      0.08       0.05       0.07     0.06
 Net realized and unrealized gain (loss)    3.25     (4.33)     (1.73)      1.97    (0.37)
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         3.32     (4.25)     (1.68)      2.04    (0.31)
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.08)    (0.08)     (0.04)     (0.05)   (0.05)
 Net realized gains                           --        --         --      (1.39)   (0.85)
 Capital                                      --        --         --         --    (0.06)
------------------------------------------------------------------------------------------
Total Distributions                        (0.08)    (0.08)     (0.04)     (1.44)   (0.96)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $14.74    $11.50     $15.83     $17.55   $16.95
------------------------------------------------------------------------------------------
Total Return                               29.01%   (26.88)%    (9.57)%    12.08%   (1.65)%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $93,039   $63,023   $101,454   $103,863  $97,745
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.74%     1.75%      1.71%      1.67%    1.66%
 Net investment income                      0.57      0.60       0.29       0.40     0.34
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       47%      122%        25%        31%      34%
------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

               21 Smith Barney Funds, Inc. | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                           2003/(1)/ 2002/(1)/  2001/(1)/  2000/(1)/ 1999/(1)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.52    $15.86     $17.60     $17.01    $18.28
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.21      0.24       0.23       0.26      0.26
 Net realized and unrealized gain (loss)     3.27     (4.35)     (1.73)      1.98     (0.36)
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          3.48     (4.11)     (1.50)      2.24     (0.10)
---------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.23)    (0.23)     (0.24)     (0.26)    (0.26)
 Net realized gains                            --        --         --      (1.39)    (0.85)
 Capital                                       --        --         --         --     (0.06)
---------------------------------------------------------------------------------------------
Total Distributions                         (0.23)    (0.23)     (0.24)     (1.65)    (1.17)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $14.77    $11.52     $15.86     $17.60    $17.01
---------------------------------------------------------------------------------------------
Total Return                                30.53%   (26.02)%    (8.55)%    13.30%    (0.54)%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $178,884  $137,963   $240,016   $239,463  $184,974
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.61%     0.59%      0.58%      0.57%     0.58%
 Net investment income                       1.71      1.75       1.41       1.50      1.41
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        47%      122%        25%        31%       34%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

               22 Smith Barney Funds, Inc.  | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large Cap Value Fund of Smith Barney Funds, Inc. ("Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
February 13, 2004

               23 Smith Barney Funds, Inc. | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers
The business and affairs of the Large Cap Value Fund ("Fund") are managed under the direction of the Smith Barney Funds, Inc. ("Company") Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                          Number of
                                            Term                                        Portfolios in        Other
                                         of Office*              Principal                  Fund             Board
                             Position(s) and Length            Occupation(s)               Complex        Memberships
                              Held with   of Time                 During                 Overseen by        Held by
Name, Address and Age           Fund       Served             Past Five Years             Director         Director
--------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Lee Abraham                   Director     Since    Retired; Former Director of Signet       27               None
13732 LeHavre Drive                        1999     Group PLC
Frenchman's Creek
Palm Beach Gardens, FL 33410
Age 76

Allan J. Bloostein            Director     Since    President of Allan Bloostein             34       Taubman Realty Corp.
27 West 67th Street                        1999     Associates, a consulting firm;
New York, NY 10023                                  Former Director of CVS Corp.
Age 74

Jane F. Dasher                Director     Since    Controller of PBK Holdings Inc., a       27               None
Korsant Partners                           1999     family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 54

Donald R. Foley               Director     Since    Retired                                  27               None
3668 Freshwater Drive                      1982
Jupiter, FL 33477
Age 81

Richard E. Hanson, Jr.        Director     Since    Retired; Former Head of the New          27               None
2751 Vermont Route 140                     1999     Atlanta Jewish Community High
Poultney, VT 05764                                  School
Age 62

Paul Hardin                   Director     Since    Professor of Law & Chancellor            34               None
12083 Morehead                             1994     Emeritus at the University of North
Chapel Hill, NC                                     Carolina
27514-8426
Age 72

Roderick C. Rasmussen         Director     Since    Investment Counselor                     27               None
9 Cadence Court                            1982
Morristown, NJ 07960
Age 77

John P. Toolan                Director     Since    Retired                                  27       John Hancock Funds
13 Chadwell Place                          1992
Morristown, NJ 07960
Age 73

               24 Smith Barney Funds, Inc.  | 2003 Annual Report

                                                                                              Number of
                                               Term                                         Portfolios in    Other
                                            of Office*              Principal                   Fund         Board
                              Position(s)   and Length            Occupation(s)                Complex    Memberships
                               Held with     of Time                 During                  Overseen by    Held by
Name, Address and Age            Fund         Served             Past Five Years              Director     Director
---------------------------------------------------------------------------------------------------------------------
Interested Director:

R. Jay Gerken**              Chairman,        Since    Managing Director of Citigroup            221         None
Citigroup Asset Management   President and    2002     Global Markets Inc. ("CGM");
("CAM")                      Chief                     Chairman, President and Chief
399 Park Avenue, 4th Floor   Executive                 Executive Officer of Smith Barney
New York, NY 10022           Officer                   Fund Management LLC ("SBFM"),
Age 52                                                 Travelers Investment Adviser, Inc.
                                                       ("TIA") and Citi Fund Management
                                                       Inc. ("CFM"); President and Chief
                                                       Executive Officer of certain mutual
                                                       funds associated with Citigroup
                                                       Inc. ("Citigroup"); Formerly
                                                       Portfolio Manager of Smith Barney
                                                       Allocation Series Inc. (from 1996 to
                                                       2001) and Smith Barney Growth
                                                       and Income Fund (from 1996 to
                                                       2000)
Officers:

Andrew B. Shoup              Senior Vice      Since    Director of CAM; Senior Vice              N/A         N/A
CAM                          President and    2003     President and Chief Administrative
125 Broad Street, 10th Floor Chief                     Officer of mutual funds associated
New York, NY 10004           Administrative            with Citigroup; Treasurer of certain
Age 47                       Officer                   mutual funds associated with
                                                       Citigroup; Head of International
                                                       Funds Administration of CAM
                                                       (from 2001 to 2003); Director of
                                                       Global Funds Administration of
                                                       CAM (from 2000 to 2001); Head
                                                       of U.S. Citibank Funds
                                                       Administration of CAM (from 1998
                                                       to 2000)

Richard L. Peteka            Chief            Since    Director of CGM; Chief Financial          N/A         N/A
CAM                          Financial        2002     Officer and Treasurer of certain
125 Broad Street, 11th Floor Officer and               mutual funds affiliated with
New York, NY 10004           Treasurer                 Citigroup; Director and Head of
Age 42                                                 Internal Control for CAM U.S.
                                                       Mutual Fund Administration (from
                                                       1999 to 2002); Vice President,
                                                       Head of Mutual Fund
                                                       Administration and Treasurer at
                                                       Oppenheimer Capital (from 1996
                                                       to 1999)

John B. Cunningham           Vice             Since    Portfolio Manager; Managing               N/A         N/A
CAM                          President and    2002     Director of CGM and Managing
399 Park Avenue, 4th Floor   Investment                Director of Salomon Brothers Asset
New York, NY 10022           Officer                   Management Inc.
Age 39

               25 Smith Barney Funds, Inc. | 2003 Annual Report

                                                                                               Number of
                                                 Term                                        Portfolios in    Other
                                              of Office*              Principal                  Fund         Board
                                              and Length            Occupation(s)               Complex    Memberships
                               Position(s)     of Time                 During                 Overseen by    Held by
Name, Address and Age         Held with Fund    Served             Past Five Years             Director     Director
----------------------------------------------------------------------------------------------------------------------

Andrew Beagley               Chief Anti-Money   Since    Director of CGM (since 2000);            N/A          N/A
CAM                          Laundering         2002     Director of Compliance, North
399 Park Avenue, 4th Floor   Compliance                  America, CAM (since 2000); Chief
New York, NY 10022           Officer                     Anti-Money Laundering
Age 40                                                   Compliance Officer and Vice
                                                         President of certain mutual funds
                                                         associated with Citigroup; Director
                                                         of Compliance, Europe, the Middle
                                                         East and Africa, CAM (from 1999
                                                         to 2000); Compliance Officer,
                                                         Salomon Brothers Asset
                                                         Management Limited, Smith
                                                         Barney Global Capital
                                                         Management Inc., Salomon
                                                         Brothers Asset Management Asia
                                                         Pacific Limited (from 1997 to 1999)

Kaprel Ozsolak               Controller         Since    Vice President of CGM; Controller        N/A          N/A
CAM                                             2002     of certain mutual funds associated
125 Broad Street, 11th Floor                             with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel            Secretary and      Since    Managing Director and General            N/A          N/A
CAM                          Chief Legal        2003     Counsel of Global Mutual Funds
300 First Stamford Place     Officer                     for CAM and its predecessor (since
4th Floor                                                1994); Secretary of CFM; Secretary
Stamford, CT 06902                                       and Chief Legal Officer of mutual
Age 48                                                   funds associated with Citigroup

--------
* Each Director and Officer serves until his or her successors has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

               26 Smith Barney Funds, Inc. | 2003 Annual Report

 TAX INFORMATION (UNAUDITED)



For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2003:

  . For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 100%.

  . For individual shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

               27 Smith Barney Funds, Inc. | 2003 Annual Report

                           SMITH BARNEY FUNDS, INC.




           DIRECTORS                    INVESTMENT MANAGER
           Lee Abraham                  Smith Barney Fund
           Allan J. Bloostein             Management LLC
           Jane F. Dasher
           Donald R. Foley              DISTRIBUTOR
           R. Jay Gerken, CFA           Citigroup Global Markets Inc.
             Chairman
           Richard E. Hanson, Jr.       CUSTODIAN
           Paul Hardin                  State Street Bank and
           Roderick C. Rasmussen          Trust Company
           John P. Toolan
                                        TRANSFER AGENT
                                        Citicorp Trust Bank, fsb.
           OFFICERS                     125 Broad Street, 11th Floor
           R. Jay Gerken, CFA           New York, New York 10004
           President and Chief
           Executive Officer            SUB-TRANSFER AGENT
                                        PFPC Inc.
           Andrew B. Shoup              P.O. Box 9134
           Senior Vice President and    Boston, Massachusetts
           Chief Administrative Officer 02205-9134

           Richard L. Peteka
           Chief Financial Officer
           and Treasurer

           John B. Cunningham
           Vice President and
           Investment Officer

           Andrew Beagley
           Chief Anti-Money
           Laundering Compliance
           Officer

           Kaprel Ozsolak
           Controller

           Robert I. Frenkel
           Secretary and
           Chief Legal Officer

   Smith Barney Funds, Inc.



   Large Cap Value Fund

   The Fund is a separate investment fund of the Smith Barney Funds, Inc., a Maryland corporation.


 This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- Large Cap Value Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales materials after March 31, 2004, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY FUNDS, INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarneymutualfunds.com



 (C)2003 Citigroup Global Markets Inc. Member NASD, SIPC

 FD0853 2/04                                                             04-6117

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Jane Dasher, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Dasher as the Audit Committee's financial expert. Ms. Dasher is an "independent" Director pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a) Audit Fees for Smith Barney Funds, Inc. of $52,500 and $48,000 for the years ended 12/31/03 and 12/31/02.

        (b) Audit-Related Fees for Smith Barney Funds, Inc. of $0 and $0 for the years ended 12/31/03 and 12/31/02.

        (c) Tax Fees for Smith Barney Funds, Inc. of $6,700 and $6,400 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Funds, Inc.

        (d) There were no all other fees for Smith Barney Funds, Inc. for the years ended 12/31/03 and 12/31/02.

        (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

            The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

            The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
            (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

            Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

            (2)

         (f) N/A

         (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. The Smith Barney Funds, Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Funds Inc.'s or to Service Affiliates which were require to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)   Code of Ethics attached hereto.

               Exhibit 99.CODE ETH

         (b)   Attached hereto.

               Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

               Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Funds, Inc.

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney Funds, Inc.

Date: March 5, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney Funds, Inc.

Date: March 5, 2004

By:   /s/ Richard L. Peteka
      Richard L. Peteka
      Chief Financial Officer of
      Smith Barney Funds, Inc.

Date: March 5, 2004